Exhibit 10.2

Cellular Immunity Tech Ltd.

  （作为转让方） 及 寇中琛和李尧华

（作为核心技术团队） 与

CELLULAR BIOMEDICINE GROUP HK, LTD

（作为受让方）

CELLULAR BIOMEDICINE GROUP, INC. (作为发股方)

共同签署

之

技术转让协议

二 ○一 四 年 九 月 一 日

Technology Transfer Agreement

Between

Cellular Immunity Tech Ltd. (As Transferor)

  And KouZhongchen and LiYaohua (As core technology team)

And

CELLULAR BIOMEDICINE GROUP HK, LTD (As Transferee)

and

CELLULAR BIOMEDICINE GROUP, INC. (as Issuer)

S e p t e m b e r  1 ,  2014

目录

DIRECTORY

第一条 释义	9
ARTICLE 1 INTERPRETATION	9
1.1 定义	9
Definition	9
1.2 解释	12
Explanation	12
第二条 技术转让	13
ARTICLE 2 TRANSFER OF TECHNOLOGY	13
2.1 转让标的技术	13
transfer of Underlying Technology	13
2.2 提供技术支持	14
Provision of technical support	14
第三条 转让对价	15
ARTICLE 3 CONSIDERATION OF TRANSFER	15
3.1 转让对价	15
Consideration of transfer	15
3.2 对价支付	15
Payment of consideration	15
第四条 交割	16
ARTICLE 4 DELIVERY	16
4.1 交割	16
Delivery	16
4.2 交割不成	17
Delivery failure	17
第五条 交割后的承诺事项	18
ARTICLE 5 AFTER DELIVERY COMMITMENTS	18
5.1 锁定期禁售安排	18
Lock-in period arrangements	18
5.2 股票回购	18
Buy-back of stocks	18
第六条 陈述与保证	19
ARTICLE 6 REPRESENTATIONS AND WARRANTIES	19
6.1 转让方和核心技术团队的陈述与保证	19

Representations and warranties of the Transferor and the core technical
Team	19
6.2 受让方的陈述与保证	25
Representations and warranties of the Transferee	25
第七条 保密	26

ARTICLE 7 CONFIDENTIALITY	26
7.1 保密义务	26
The duty of confidentiality	26
7.2 保密义务的例外情况	28
Exceptions to the obligation of confidentiality	28
7.3 雇员、代理人和顾问	29
Employees, agents and consultants	29
7.4 协议终止后仍然有效	30
Survivorship	30
第八条 违约责任	31
ARTICLE 8 LIABILITY OF DEFAULT	31
8.1 违约事件	31
Event of default	31
8.2 重大违约事件	31
Major event of default	31
8.3 违约责任	33
Liability of default	33
第九条 适用法律与争议解决	36
ARTICLE 9 APPLICABLE LAW AND DISPUTE RESOLUTION	36
9.1 适用法律	36
Applicable law	36
9.2 争议解决	36
Dispute resolution	36
第十条 附则	37
ARTICLE 10 SUPPLEMENTARY ARTICLES	37
10.1 通知	37
Notices	37
10.2 费用和税费	39
Fees and taxes	39
10.3 修订	39
Amendment	39
10.4 可分割性	39
Severability	39
10.5 完整协议	40
Entire Agreement	40
10.6 权利放弃	40
Waiver of rights	40

10.7 不可抗力	40
Force majeure	40
10.8 不得转让	42
No assignment	42
10.9 继承人和受让人	42
Successors and assigns	42
10.10 无第三方受益人	43
No third party beneficiary	43
10.11 生效和文本	43
Entry into force and text	43
附录 1 核心技术清单	46
APPENDIX I LIST OF CORE TECHNOLOGIES	46
附录 2 标的技术交割清单	47
APPENDIX II DELIVERY MANIFEST OF THE UNDERLYING TECHNOLOGY	47

技术转让协议

Technology Transfer Agreement

本协议（定义见下文）由以下各方于 2014 年 9 月 1 日签署：

This Agreement (as defined below) is made and entered into on September 1, 2014 between the following parties:

转让方：

the Transferor：

Cellular Immunity Tech Ltd.

住所：Akara Bldg., 24 De Castro Street Wickhams Cay 1, Road Town ,Tortola, British Virgin Islands

Residence: Akara Bldg., 24 De Castro Street Wickhams Cay 1, Road Town , Tortola, British Virgin Islands

授权代表人：寇中琛

Authorized representative: KouZhongchen

核心技术团队：

Core technology team  ：

寇中琛

身份证号码：  220204195311210612 住所：吉林省吉林市船营区庆丰小区 1-1-18 号 KouZhongchen

ID number: 220204195311210612

Domicile: 1-1-18, Qing Feng Xiao Qu, Chuanying District, Jilin city, Jilin Province

李尧华

身份证号码：220203196203262157

住所：北京市宣武区长椿街 45 号

LiYaohua

ID number: 220203196203262157

Domicile: 45 Changchun Street, Xuanwu District, Beijing

受让方：

the Transferee:

Cellular Biomedicine Group HK, LTD

住所：Unit 402,4th Floor, Fairmont House, No.8, Cotton Tree Drive, Admiralty, Hong Kong

Residence: Unit 402,4th Floor, Fairmont House, No.8, Cotton Tree Drive, Admiralty, Hong Kong

授权代表人：  曹卫

Authorized representative: William Cao

发股方:

The Issuer:

Cellular Biomedicine Group, Inc.

530 University Avenue, #17, Palo Alto, CA 94301

鉴于：

WHEREAS:

(1) 转让方是一家依据英属维尔京群岛法律设立并合法存续的有限责任 公司；受让方是一家依据中国香港法律设立并合法存续的有限责任公 司；

The Transferor is a limited liability company established and validly existing under the laws of the British Virgin Islands; the Transferee is a limited liability company established and validly existing under the laws of Hong Kong, China;

(2) 转让方已经与北京爱根生物科技有限公司（“爱根公司”）以及寇中 琛、李尧华签署技术转让协议，受让了爱根公司及以寇中琛、李尧华 为代表的技术团队在细胞免疫治疗领域所拥有的全部技术（包括但不 限于附录 1 核心技术清单所列）。同时，寇中琛和李尧华作为核心技 术团队承诺为转让方提供全面的技术指导和技术培训；

The transferor has executed a technology transfer agreement with Beijing Agreen Limited Company ("Agreen"), as well as KouZhongchen and LiYaohua, accepting the transfer of all the proprietary technologies (including but not limited to those listed in Appendix I List of Core Technologies) in the field of cell-mediated immunotherapy owned by Agreen and the technical team represented by KouZhongchen and LiYaohuo. Meanwhile, KouZhongchen and LiYaohua as the core technology team are committed to providing the Transferor with comprehensive technical guidance and training;

(3) 转让方拟按照本协议约定的条款和条件，将其通过上述第(2)款所述技 术转让协议受让的细胞免疫治疗领域的全部技术（“标的技术”，定 义见下文）以及该协议项下的所有权利转让给受让方，寇中琛、李尧 华承诺促成该转让；受让方同意按照本协议约定的条款和条件受让前 述标的技术及权利。前述转让与受让以下简称为“本次交易”。

The Transferor intends to transfer to the Transferee, in accordance with the terms and conditions of this Agreement, all of its proprietary technology in the field of cell-mediated immunotherapy (hereinafter referred to as the "Underlying Technology" as defined below) accepted through the technology transfer agreement referred to in the proceeding Sub-clause (2), as well as all the rights under that agreement. KouZhongchen and LiYaohua undertake to facilitate such transfer. Transferee agrees to accept the Underlying Technology and rights mentioned above in accordance with the terms  and conditions of this

Agreement. The above-mentioned transfer and acceptance are hereinafter referred to as the "Transaction". 因此，各方就上述事宜经友好协商，达成协议如下：

NOW, THEREFORE, after friendly consultations on matters mentioned above, the Parties hereto agree as follows:

第一条              释义

ARTICLE 1 INTERPRETATION

1.1         定义 Definition 除非本协议中另有规定，以下术语在本协议中具有下列意义：

Except as otherwise provided in this agreement, the following terms shall have the following meanings in this Agreement:

本协议	指各方签署的本《技术转让协议》及其附录、修订和补充。
Agreement	Refers to this Technology Transfer Agreement and any Appendix, Amendment and Supplement thereto executed by all the Parties hereto.
转让方	指 Cellular Immunity Tech Ltd.。
Transferor	Refers to“ Cellular Immunity Tech Ltd.”.
核心技术团 队	指寇中琛和李尧华。
Core technical team	Refers to Kou Zhongchen and LiYaohua.
受让方	指 Cellular Biomedicine Group HK, LTD，即“西比曼香港”， 是由 Cellular Biomedicine Group INC.通过其在英属维尔京 群岛的全资子公司而在香港设立的全资子公司
Transferee
Refers   to   Cellular   Biomedicine   Group   HK,   LTD,   i.e. "CBMGHK", a wholly owned subsidiary established in Hong Kong by Cellular Biomedicine Group INC.through its wholly owned subsidiary in the British Virgin Islands.

发股方	指 Cellular Biomedicine Group INC.，是一家在美国纳斯达 克证券交易所挂牌交易的上市公司。
Issuer	Refers to Cellular Biomedicine Group INC., a public company listed at the NASDAQ Stock Exchange in the United States.
框架协议	指西比曼生物科技（上海）有限公司（下称“西比曼上海”）、 发股方、西比曼香港共同作为买方与爱根公司及其股东签 署的关于收购爱根公司 100%股权以及爱根公司和技术团 队在细胞免疫治疗领域所拥有的全部技术的《收购框架协 议》。
Framework agreement
Refers to the Acquisition Framework Agreement concluded between CBMG Biotech (Shanghai) Co. Ltd. (hereinafter referred to as "CBMG Shanghai"), Issuer and CBMGHK jointly as the Buyer, and Agreen and its shareholders on the acquisition of the 100% Stock Equity of Agreen and all the proprietary technology in the field of cell-mediated immunotherapy owned by Agreen and the technical team.

框架协议交 割日	指框架协议第 4.2(2)款约定的交割日，即爱根公司领取变 更后的营业执照之日，除框架协议另有规定或经框架协议 各方书面约定，不应晚于 2014 年 9 月 30 日。
Closing Date of Framework Agreement
Refers to the closing date agreed upon in Subsection 4.2(2) of the Framework Agreement, i.e., the date on which Agreen receives the business license after registration alteration, which, except as otherwise provided in the Framework Agreement or agreed upon in writing by parties to the Framework Agreement, shall be no later than Sept. 30, 2014.

标的技术	指转让方拟向受让方转让的，其在细胞免疫治疗领域的全 部技术，包括但不限于(a)附录 1 核心技术清单所列技术； 以及(b)前述技术上所附的一切合法资源和权利（包括但不 限于知识产权）。
Underlying	Refers to all the proprietary technology of the Transferor in

Technology
the field of cell-mediated immunotherapy, including but not limited to, (i) technologies listed in Appendix I List of Core Technologies; and (ii) all legal resources and rights ascribed to the aforementioned technologies (including but not limited to intellectual property rights).

各方/一方	各方指本协议的签订方，以及他们各自的继任者、受让人 和授权代表。一方指各方其中的任何一方。
Parties / A Party	Parties refer to the signatory parties to this Agreement and their respective successors, assigns and authorized representatives. A Party refers to either of the Parties.
关联方	指，一方控制、共同控制另一方或对另一方施加重大影响， 以及两方或两方以上同受一方控制、共同控制或重大影响 的，构成关联方。为本定义之目的，重大影响，是指对一 个企业的财务和经营政策有参与决策的权力，但并不能够 控制或者与其他方一起共同控制这些政策的制定。
Affiliated parties
Refers to the relationship between parties where a party controls or jointly controls the other party or exercise a significant impact on the other party, or where two or more parties are under the control or joint control or significant impact of another party. Such relationship constitutes affiliated party relationship. For the purposes of this definition,   a   significant   impact   refers   to   the   right   to participate in the decision-making process of the financial and operating policies of an enterprise, the capacity of which, nevertheless, is not significant enough as to control or jointly control with other parties the actual making of these policies.

控制	(包括控制、被控制和受共同控制）指直接或间接地拥有 领导决定一个实体的管理、财务和经营政策的权力或实现 这种领导的权力，无论通过拥有具有投票权的证券、合同 还是其他方式。
Control
(including  to  controls,  jointly  control  or  to  be  jointly controlled) Means having the direct or indirect power to lead or decide the administrative, financial and operating policies of an entity or the power to realize such leadership, whether by owning securities having voting rights, contracts or any other means.

适用法律	指任何具有约束力的适用法律、法规、规则、规定、通知、 解释、任何政府机关或立法机关的命令或决定，或任何司 法机关的判定、决定或解释。
Applicable law
Refers to any applicable laws, statutes, rules, regulations, circulars, interpretations, any orders or decisions of the Government or the Legislature, or any rulings, decisions or explanations of the judicial authority.

政府机关	指任何政府、法院、政府性机构、监管或官方机关、部门、 机构或团体的统称或是其中任何一个。
Government agencies	Refers to the collective reference of any Government, courts, governmental agencies, regulatory or official authorities, departments, agencies or organizations or any one of them.
工作日	指美国、中国香港及英属维尔京群岛的商业银行均开展业 务的营业日（不包括星期六、星期日和全体公民放假的节 日）。
Working days	Refers to the business days when the commercial banks of both USA, HongKong and the British Virgin Islands are in normal business (excluding Saturdays, Sundays and national holidays of all citizens).
生效日	指本协议的签署日期。
Effective date	Refers to the date of signature of this Agreement.

1.2         解释

Explanation

(1) 本协议的鉴于条款和附录应为本协议不可分割的一部分，并应具有 如同已在本协议正文中明文载列的同等效力。凡提及本协议，均指 经过补充、修改、变更或修订后通行之本协议，并且包括鉴于条款、 注解及附录。

The recitals, appendices hereunder shall be an integral part of this Agreement, and shall be equally authentic as is expressly set forth in the main body of this Agreement. Any references to this Agreement are references to this Agreement subject to any supplement, modification, alteration or amendment thereto, including the recitals, annotations and appendices.

(2) 各条款及附录的标题仅为方便参考所设，不得影响或限制本协议条 款的含义或解释。

Headings for clauses and appendices hereunder have been included for ease of reference only and shall not affect or limit the meaning or interpretation of the terms of this Agreement.

(3) 本协议中的“之内”、“以上”、“以下”、“不低于”、“不高 于”均包含本数在内。

For the purposes of this Agreement, such terms as "within", "upper" and "lower", "not less than" and "less than" shall include the number per se.

(4) 凡提及任何一项适用法律应解释为包括对该项适用法律不时作出 的修订、补充或替代。

Any references to any applicable law shall be construed as including references to the amendment to, supplement to or replacement of the applicable law executed from time to time.

第二条              技术转让

ARTICLE 2 TRANSFER OF TECHNOLOGY

2.1         转让标的技术

Transfer of Underlying Technology

2.1.1 按照本协议的条款和条件，转让方同意转让（寇中琛和李尧华 有义务促成），且受让方同意受让标的技术的全部及任何相关 权利，包括但不限于技术使用权、专利申请权、专利权以及许 可使用权等。

In accordance with the terms and conditions of this Agreement, the Transferor agrees to transfer (KouZhongchen and LiYaohua have the obligation to facilitate), and the Transferee agrees to accept, all and any related rights of the Underlying Technology, including but not limited to the right of technology use, right of patent application, patent right, and right of license use, and so on.

2.1.2 转让方应按照英属维尔京群岛以及中国香港的相关法律法规 负责办理本次交易所必须的审批/登记工作，并取得相应的证明 文件，以确保受让方获得全面的及合法有效的权利。

The  Transferor  shall  be  responsible,  in  accordance  with  the relevant laws and regulations of the British Virgin Islands and Hong Kong, China for handling the necessary approval / registration procedure with respect to the Transaction and obtain the appropriate certificates, so as to secure the Transferee with the complete, legal and valid rights.

2.2         提供技术支持

Provision of technical support

转让方按照本协议 4.1.1 条约定交付标的技术后的三个月内，寇中琛、李 尧华应将标的技术传授给受让方及其指定的关联方，为受让方及其指定的关 联方提供全面和持续的技术培训及实验室操作指导，使其能够在前述期限内 全面掌握标的技术并具备独立应用标的技术及提供相关技术服务的能力。

Within three months of the delivery of the Underlying Technology pursuant to Subsection 4.1.1 hereunder by the Transferor, KouZhongchen and LiYaohua shall impart the Underlying Technology to the Transferee and its affiliated parties, and provide the Transferee and its affiliated parties with a comprehensive and continuous technical training and laboratory instructions, so as to enable the Transferee and its affiliated parties within the aforementioned time limit to fully grasp the Underlying Technology and to be capable of independent application of the Underlying Technology and provision of related technical services.

第三条              转让对价

ARTICLE 3 CONSIDERATION OF TRANSFER

3.1         转让对价

Consideration of transfer

各方同意，本协议项下标的技术之转让对价为发股方 753,522 股普通股及 现金人民币 1000 万元。

The Parties agree that the consideration of transfer of the Underlying Technology shall be 753,522 shares of Issuer common stock (the “BVI Shares”) and RMB 10 million in cash.

3.2         对价支付

Payment of consideration

3.2.1 股票支付：在满足框架协议第  3.2(2)项下“首笔现金支付的先 决条件”的前提下，发股方将于框架协议交割日起伍（5）个 工作日内向转让方发行 753,522 股普通股（签发并交付股票证 书）。

Payment in Stock: under the premise of satisfaction of the "prerequisite for the first cash payment" under Subsection 3.2(2) of the Framework Agreement, Issuer shall issue and deliver to Transferor a certificate representing 753,522 shares of Issuer’s common stock within five (5) working days from the Closing Date of Framework Agreement.

3.2.2 现金支付：在满足框架协议第  3.2(4)项下“第二笔现金支付的 先决条件”的前提下，受让方或其关联方将于框架协议交割日 起满一周年之日向转让方支付等值于人民币 1000 万元的外币 现金。

Cash   payment:   under the   premise   ofsatisfaction   of   the "prerequisite for the second cash payment" under Subsection 3.2(4) of the Framework Agreement, the Transferee or its affiliate parties shall  pay the  Transferor  a  cash  payment  of  foreign  currency equivalent to RMB 10 million on the date a full year from the Closing Date of Framework Agreement.

第四条              交割

ARTICLE 4 DELIVERY

4.1         交割

Delivery

4.1.1 转让方及核心技术团队同意于框架协议交割日向受让方及其 指定的关联方交付标的技术，包括但不限于：

The Transferor and the core technical team agree to deliver the Underlying Technology to the Transferee and its designated affiliated parties on the Closing Date of the Framework Agreement, including but not limited to:

(1） 与标的技术所对应的全部技术资料和相关信息（包括但不限 于技术秘密、技术文件、配方、操作流程、实验数据、临床 数据、实验报告、文献。）

All technical information of and information related to the Underlying Technology (including but not limited to, technical know-how, technical papers, formulas, operation procedures, laboratory data, clinical data, laboratory reports and documents).

(2） 提供由各方共同认可的独立的第三方专业人士就标的技术出 具的专家意见，证实标的技术的先进性、有效性。

Provide  the  Transferee  with  expert  opinions  issued  by independent third-party professionals jointly accredited by the Parties on the Underlying Technology, attesting to the technical advancement and validity of the Underlying Technology.

(3） 交付本协议附录 2 技术转让清单中所列全部事项（为免歧义， 不包括其中第 2.1 项专利）。

All the items listed hereunder in Appendix II Delivery Manifest of Underlying Technology（excluding the patent of Article 2.1.1）

4.1.2 本次交易完成后，转让方将不再拥有标的技术及其所附带的任 何权利，转让方不得再以任何形式，在任何国家或地区使用标 的技术的全部或部分，也不得以任何形式许可任何第三方使用 标的技术的全部或部分。

Upon the conclusion of this Transaction, the Transferor shall no longer own the Underlying Technology or any titles ascribed thereto. The Transferor shall no longer in any form, in any country or region use the Underlying Technology in whole or in part, nor shall it permit any third party in any form to use the Underlying Technology in whole or in part.

4.2         交割不成

Delivery failure

4.2.1 如果框架协议第  3.2(2)项和  3.2(4)项约定的支付先决条件未能 完全满足，双方应进行协商和沟通。各方协商一致的情况下， 各方也可书面约定推迟交割的时间、地点、安排和条件。

If the prerequisites for payment stipulated in Subsection 3.2(2) and

3.2(4) of the Framework Agreement are not fully satisfied, the Parties shall consult and communicate with each other. Where a consensus is reached through consultation, the parties may agree in writing to postpone the time, place, arrangements and conditions of delivery.

4.2.2 如果本次交易最终未能交割，应按照框架协议第  4.2(2)项的约 定处理。

If  this  Transaction  eventually  fails  to  be  concluded,  relevant matters shall be handled in accordance with stipulations provided in Subsection 4.2(2) of the Framework Agreement.

第五条              交割后的承诺事项

ARTICLE 5    AFTER DELIVERY COMMITMENTS

5.1         锁定期禁售安排

Lock-in period arrangements

对于转让方依据本协议所获得的直接或者间接持有的发股方股票，转让 方及其关联方将签署一份股票锁定协议，承诺在该等股票发行之日起一年内

（“锁定期”），不得进行转让、出售、出质或其他任何形式的处置。如果 转让方拟将其持有的发股方股票转让给其股东，则不受前述限制，但依据前 述规定获得发股方股票的任何持有方/受让方，必须遵守框架协议第 6.1 款、 本款以及股票锁定协议规定的锁定期安排并受其约束。

As  to  the  Issuer  stocks  acquired  under  this  Agreement  and  directly  or indirectly held by the Transferor, Transferor and its affiliates will enter into a lockup agreement (the “Lock-up Agreement”), pursuant to which, within one year from the issuance date of such stocks ("lock-in period"), no such stocks shall be transferred,  sold,  pledged  or disposed  of in any other form.  If the  Transferor intends to transfer its holdings of Issuer shares to its shareholders, such transfer shall not be subject to the foregoing restrictions. Notwithstanding, any holders / assigns of Issuer shares acquired pursuant to the forgoing provisions shall abide by and be subject to the constraints of the lock-in period arrangements provided by the Lock-up Agreement, this Subsection and Subsection 6.1 of the Framework Agreement.

5.2         股票回购

Buy-back of stocks

在框架协议交割日起一年内，如果发生框架协议第 6.5(1)项规定的触发事 件，则发股方将根据 6.5(2)项约定的回购价格行使回购权，回购其依据框架协 议及本协议约定向转让方发行（但可能由其股东持有）的股票。一旦发股方 行使前述回购权，则转让方及任何持有发股方的持有方/受让方均必须无条件 同意出售，并配合发股方完成股票转让的所有程序。

Within one year from the date of delivery, in case of the occurrence of any trigger events provided in Subsection 6.5(1) of the Framework Agreement within one year from the Closing date of the Framework Agreement, Issuer shall exercise the right of buy-back at the price stipulated in Subsection 6.5(2) and buy back all Issuer shares (collectively, the “Consideration Shares” ) issued to the Transferor (but may be held by the shareholders of the Transferor) in accordance with the provisions of the Framework Agreement and this Agreement. Once Issuer exercises the aforementioned right, the Transferor and any of its designees / assigns of Consideration Shares must unconditionally agree to sell, and cooperate with Issuer to complete all the procedures of stock transfer.

第六条              陈述与保证

ARTICLE 6                         REPRESENTATIONS AND WARRANTIES

6.1         转让方和核心技术团队的陈述与保证

Representations and warranties of the Transferor and the core technical team

6.1.1 合法性。转让方是一家依据英属维尔京群岛（BVI）法律注册 并合法存续的有限责任公司，拥有法人资格。

The legality. The Transferor is a limited liability company established and validly existing with legal person capacity under the laws of the British Virgin Islands (BVI).

6.1.2 合法授权。在本协议签署之日，针对本协议的事项，转让方已 获得了有效的内部及外部的授权，代表转让方签订本协议的签 字人为受让方的法定代表人或合法授权人。

Legal authorization. At the date of signature of this Agreement, for the subject matter of this Agreement, the Transferor has acquired effective internal and external authorization. The signatory to this Agreement on behalf of the Transferor is its legal representative / legally authorized person.

6.1.3 强制执行性。根据本协议中的条款和条件，本协议对转让方合 法有效并具有约束力和强制执行性。

Enforceability. According to the terms and conditions contained hereunder,  this  Agreement  is  legally  valid,  binding  and enforceable on the Transferor.

6.1.4 权利无瑕疵

Flawless rights

(1)	本协议附录 1 核心技术清单已经披露了转让方在细胞免疫治 疗领域所拥有的全部技术及与之相关的所有知识产权，包括 但不限于专利和专利申请、技术秘密、注册商标和商标申请 以及著作权。

Appendix I List of Core Technologies of this Agreement has disclosed all of the Transferor's proprietary technologies in the field of cell-mediated immunotherapy and intellectual property rights associated with them, including but not limited to patents, and patent applications, technical know-how, registered trademarks and trademark applications, as well as copyright.

(2)	转让方是标的技术的合法所有人，拥有其完整的知识产权及 权益，该等权利是良好的、完整的、持续有效的且可强制执 行的。标的技术及其知识产权上不存在任何权利负担包括但 不限于任何担保或限制。

The Transferor is the rightful owner of the Underlying Technology, owning its complete intellectual property rights and interests, and such rights are good, complete, continuously valid and enforceable. There are no encumbrances on the Underlying Technology and intellectual property rights associated with it, including but not limited to any warranties or limitations.

(3)	标的技术具备先进性、实用性和可靠性，未侵犯、盗用任何 第三方的知识产权或其他合法权利，也没有与任何第三方的 知识产权冲突。没有任何第三方以标的技术侵权为由向转让 方提出过异议或索赔。

The Underlying Technology is advanced, practical and reliable without abuse, misappropriation of any third party's intellectual property or other legal rights, and there is no conflict with any third party's intellectual property rights. There have never been any circumstances where any third party raises objections or claims on the ground of infringements by the Underlying Technology.

(4)	截至交割日，据转让方所知，没有任何实体正在从事侵犯转 让方关于标的技术的任何知识产权的活动。标的技术及其知 识产权均不受任何判决或任何性质的命令的约束，且不存在 未决的或潜在的，影响到转让方对标的技术之知识产权的合 法性、可执行性、使用权或所有权的异议、诉讼、调查、投 诉、索赔或请求。

As of the closing date, to the Transferor's knowledge, no entity has been engaging in any activities in violation of any intellectual property rights of the Transferor's Underlying Technology. The Underlying Technology and the intellectual property rights associated are not subject to any rulings or orders of any nature, and there are no pending or potential objections, litigation, investigations, complaints, claims or requests that are of adverse impact to the legality, enforceability, right of use or ownership of intellectual property rights of the Underlying Technology of the Transferor.

(5)	转让方没有授予（口头或书面）任何第三方有关标的技术的 使用许可或其他权利，且未自行或许可任何第三方在任何国 家和地区进行过专利申请并获得专利注册。

The Transferor has not granted (oral or written) any third party license or any other rights relating to the Underlying Technology, and has never acted in its own identity or licensed any third party to file any patent application or have any patent registration awarded in any country or region.

(6)           转让方已对标的技术特别是与细胞免疫治疗技术相关的技术
秘密采取了充分、有效的保密措施，没有把标的技术披露给 除核心技术团队之外的任何人。

The Transferor of the Underlying Technology has taken adequate and effective security measures for technical secrets of the Underlying Technology, in particular the know-how associated with cell-mediated immunotherapy technology. None of the content of the Underlying Technology has been disclosed to anyone other than the core technical team.

6.1.5 寇中琛和李尧华承诺促成本次交易，确保转让方按照本协议第 四条关于交割的约定按时全面的向受让方及其指定的关联方 交付标的技术。

KouZhongchen and LiYaohua undertake to facilitate this Transaction, ensuring the Transferor deliver to the Transferee and its designated affiliated party the Underlying Technology in full and in a timely manner in accordance with the agreement on delivery time provided in Article 4 of this Agreement.

6.1.6 寇中琛和李尧华承诺按照本协议 2.2 条约定向受让方及其指定 的关联方提供技术支持和培训，确保其全面掌握标的技术并获 得独立应用标的技术以及提供相关技术服务的能力。

KouZhongchen and LiYaohua undertake to provide the Transferee and  its  affiliated  parties  with  technical  support  and  training pursuant to the agreement provided in Subsection 2.2 of this Agreement, ensuring that the Transferee and its affiliated parties fully grasp the Underlying Technology and are capable of independent application of the Underlying Technology and provision of related technical services.

6.1.7 与转让方所获股票相关之陈述与保证

Representations and Warranties relating to the BVI Shares.

(a) 转让方仅出于投资之目的为其自身（而非以代理人身份） 取得其所获股票。转让方取得其所获股票非以再次销售、

发行或任何违反修订后的《1933年证券法案》（“证券 法案”）或任何其他国内外法律法规之目的。转让方并 无意图违反证券法或任何其他国内外法律法规而销售、 授予参与或发行该股票。

The BVI Shares are being acquired for Transferor’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other law, rule or regulation, foreign or domestic. Transferor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act or any other law, rule or regulation, foreign or domestic.

(b) 转让方非从公开宣传或大范围融资渠道获悉该投资事项， 亦不知悉任何与发股方或其证券有关的任何公开宣传或 大范围融资。

Transferor did not learn of the investment in the BVI Shares as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of Issuer or its securities.

(c) 转让方在财务和商业事项上具备充分经验，足以对本次 投资风险利弊予以权衡，作出明智决策。转让方具备财 力进行本次投资，且本次投资对转让方恰当可行。在不 损害其财务状况之情况下，转让方能够无限期持有其所 获股票，并能承受投资尽失之后果。转让方予以确认， 发股方已要求转让方就本次投资之恰当性及本协议寻求 专业顾问独立意见，且转让方已咨询并取得专业顾问关 于本次投资及本协议之独立意见，或转让方慎重考虑后 决定放弃其寻求专业顾问意见之权利。

Transferor is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. Transferor has the financial capability for making the investment and the investment is a suitable one for Transferor. Transferor can, without impairing its financial condition, hold the BVI Shares for an indefinite period of time and can afford a complete loss of the investment.    Transferor acknowledges that Issuer has urged the Transferor to seek independent advice from professional advisors relating to the suitability of an investment in Issuer and in connection with this Agreement, and that Transferor has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, Transferor has determined to waive its right to seek and/or receive such independent professional advice.

(d) 签署本协议前，转让方有机会就其在发股方进行投资之 事宜及发股方财务、运营、商业和发展前景方面咨询发 股方代表并获得回复，亦有机会获得额外信息以确认其 已获信息之准确性。转让方已阅读和审查发股方在证券 交易委员会EDGAR系统（www.sec.gov）提交之最新定 期报告和当前报告，包括经审计和未经审计之财务报表、 商业运营之描述、风险因素及其他披露信息。

Prior to the execution of this Agreement, Transferor has had the opportunity to ask questions of and receive answers from representatives of Issuer concerning an investment in Issuer, as well as the finances, operations, business and prospects of Issuer, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.    Transferor has  read  and  reviewed  Issuer’s  latest  periodic  and  current report filings on the Securities and Exchange Commission’s EDGAR webpage at  www.sec.gov, including the audited and unaudited financial statements, description of business operations, risk factors and other disclosures set forth therein

(e)
转让方知晓并理解根据本协议所获股票是发股方依据 证券法案通过非公开发行而授予的，该些股票还没有在 证券法案下进行登记。如果未来，根据本协议的相关条 款和条件，转让方决定为此报价、另售、质押或者转让 该些股票，那么该些股票仅仅能够在下列情况下才能够 按照前述方式进行处置：(i)根据证券法案备案的有效的 有价证券申请上市登记表；（ii）依据144号规则取得登 记豁免；（iii）取得在证券法案项下的其他可能的登记 豁免，具体的登记豁免同时还应当符合各州或其他法域 的证券法律的要求。转让方同意，如果其或其关联方拟 对所获股票及其股息等进行转让、处置、转移、担保或 类似方式，作为该些行动的先决条件，转让方应当向发 股方递交一份令发股方满意的法律意见书表明转让方或 其关联方的行动没有违反证券法案及规则与法律。没有

登记或者没有取得登记豁免，转让方同意不会对所获股 票采取任何前述行动。转让方理解所获股票证书上都包 括对前述各项限制的说明。

Transferor acknowledges and understands the BVI Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act.    The BVI Shares have not been registered under the Securities Act, and, if in the future, in accordance with the terms of this Agreement, Transferor decides to offer, resell, pledge or otherwise transfer the BVI Shares, such BVI Shares may be offered, resold, pledged or otherwise transferred only: (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated thereunder (“Rule 144”), if available, or (iii) pursuant to any available other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction.    Transferor agrees that if any assignment, disposition, transfer, pledge of or similar action with respect to its BVI Shares or any interest therein is proposed to be made by Transferor or its affiliates, as a condition precedent to any such action, Transferor shall be required to deliver to Issuer an opinion of counsel satisfactory to Issuer that such action does not violate the Securities Act or the rules and regulations thereunder.   Absent registration or an  available  exemption  from  registration,  Transferor  agrees that it will not take any such action with respect to the BVI Shares.    Transferor understands the certificates representing the BVI Shares will contain a legend in respect of such restrictions.

6.2         受让方的陈述与保证

Representations and warranties of the Transferee

6.2.1 合法性。受让方是一家根据香港法律合法成立并有效存续的有 限责任公司, 拥有法人资格。

The legality. The Transferee is a limited liability company legally established and validly existing with legal person capacity under the law of Hong Kong.
6.2.2 合法授权。在本协议签署之日，针对本协议的事项，受让方已
获得了有效的内部及外部的授权，代表受让方签订本协议的签 字人为受让方的法定代表人或合法授权人。

Legal authorization. At the date of signing of this Agreement, for the subject matter of this Agreement, the Transferee has acquired effective internal and external authorization; the signatory of this Agreement on behalf of the Transferee is the legal representative or legally authorized person.

6.2.3 强制执行性。根据本协议中的条款和条件，本协议对受让方合 法有效并具有约束力和强制执行力。

Enforceability. According to the terms and conditions contained hereunder,  this  Agreement  is  legally  valid,  binding  and enforceable on the Transferee.

第七条              保密

ARTICLE 7  CONFIDENTIALITY

7.1         保密义务

The duty of confidentiality

7.1.1 各方应对本协议的条款保密，不得向任何第三方披露或允许其 任何关联方（现在或其后）泄露本协议的条款；但向强制要求 做出披露的任何政府主管机关做出的披露除外，但披露程度仅 限于强制披露的范围；并且，根据任何法律或依据该法律所颁 布的规则或规定做出的披露亦可除外。

Each Party shall keep the terms of this Agreement confidential and shall not disclose to any third party or permit any of its affiliated parties (now or later) to disclose the terms of this Agreement, with the exception of any mandatory disclosure to be made to any competent government agencies, but only to the extent limited by the scope of the mandatory disclosure; and the disclosure pursuant to any laws or rules or provisions promulgated in accordance with such laws can be of an exception as well.

7.1.2 各方应（并应确保其关联方应）尽所有合理之努力，以及采取
所有必要之措施，对下列信息予以保密，并且确保其各自的管 理人员、雇员、代理人、专业顾问及其他人士对下列信息予以 保密：

Each Party shall (and shall ensure that its affiliated parties shall) make all reasonable efforts, and take all necessary measures, to keep the following information confidential, and to ensure that its respective  officers,  employees,  agents,  professional  consultants and  other  personnel  to  keep  the  following  information confidential:

(1)	各方在本协议签署日期以前或以后可能拥有或得到的，关于 各方的客户、经营、资产或业务的信息；

Each Party may have in possession or have obtained prior or after the date of signature of this Agreementn, the information concerning the Parties' clients, operation, assets or business;

(2)	各方通过以下途径，在本协议签署日期以前或以后可能拥有 或得到的，关于各方的客户、经营、资产或业务的信息：

Through the following means, each Party may have in possession or have obtained prior or after the date of signature of this Agreement, the information concerning the Parties' clients, operation, assets or business:

a）             参与本协议的谈判；

Participation in the negotiation of this Agreement b） 成为本协议一方；

Becoming a party to this Agreement; and

c）             行使其在本协议项下权利或履行其义务。

Exercise of its rights or performance of its obligations under this Agreement.

7.1.3 在任何情况下，未经另一方的事先书面同意，任何一方不得为
任何目的（第 7.2 条规定的情况除外）使用或向任何第三方透 露上述信息（统称为保密信息）。本协议各方应至少按照其对 待自身保密信息而普遍适用的保密程度和程序履行其在本第 七条下之义务。获得保密信息的一方不得将该等信息用于除履 行本协议和本协议所述的活动以外的任何其他用途。

Under no circumstances shall any Party, for any purposes (except for  cases  provided  in  Subsection  7.2) ， use  or  disclose  such information as described above (hereinafter collectively referred to as the "Confidential Information") to any third party without the prior written consent of the other Party. The Parties hereto shall fulfil its obligations under Article 7 at least in accordance with the degree and procedure of confidentiality as are generally practiced with their own confidential information. The receiving Party of the Confidential Information shall not use such information for any purposes other than the performance of and activities described in this Agreement.

7.2         保密义务的例外情况

Exceptions to the obligation of confidentiality

7.2.1 第 7.1 条项下的保密义务不适用于：

Duty of confidentiality under Subsection 7.1 shall not apply to:

(1)	为了与本协议合理相关的目的而对该方的关联方的披露（但 应当遵守第 7.3 条的规定）；

Disclosure made to the Party's affiliated party for purposes reasonably  associated  with  this  Agreement  (subject  to compliance with provisions of Subsection 7.3 hereunder);

(2)	有关方独立开发的信息或从有权披露资料的第三方取得的该 等信息；

Information independently developed by the Party concerned or such information as acquired from third parties entitled to information disclosure;

(3)	法律、任何证券交易所的规定、或任何政府主管机关做出的 任何有约束力的判决、判令或规定要求披露的信息；

Information required to be disclosed by law, provisions of any stock exchange, or any binding rulings, decrees, or provisions issued by any competent government agencies;

(4)	为了一方的税务目的，而被任何税务机关合理要求披露的信 息；

Information reasonably required to be disclosed for tax purposes by the tax authorities;

(5)	为了本协议的目的，而合理要求在保密的前提下向一方的专 业顾问披露的信息（但应当遵守第 7.3 条的规定）；

Information reasonably required to be disclosed for the purposes of this Agreement to professional advisers of a Party on the premise of confidentiality (subject to compliance with provisions of Subsection 7.3 hereunder);

(6)           并非因违反本第七条的规定而已成为公众所知的信息。

Information that has become publicly known not due to violation of provisions of Subsection 5 hereunder.

7.3         雇员、代理人和顾问

Employees, agents and consultants

7.3.1 每一方均应向其各自的管理人员、雇员、代理人或就本协议中 所述事项提供咨询意见的专业顾问或其他顾问或者接受其所 提供之保密信息者，告知该等信息的保密性质，并应指示他们：

Each Party shall inform the confidential nature of such information to its respective officers, employees, agents, or professional advisors who provide advisory service on matters referred to in this  Agreement,  or  other  consultants  or  people  receiving  the Confidential Information provided by the Party, and instruct them: (1)对该等信息保密；

To keep such information confidential;

(2)	不得向任何第三方（不包括已根据本协议条款获得该等资料 者）披露该等保密信息。

Not to disclose to any third party (excluding those having access to such information under the terms of this Agreement) such confidential information.

7.3.2 若接受保密信息披露的人士违反本第七条的规定，披露方应承 担违反保密义务的责任。

Where people receiving the disclosure of Confidential Information violate the provisions of Article 5 hereunder, the disclosing Party shall be held liable for breach of the duty of confidentiality.

7.3.3 各方应通过与上述人士或各方签署保密协议或采取其他适当 的措施确保上述人士或各方履行其保密义务。

Each Party shall, through conclusion of confidentiality agreements with such persons described above or each Party or adoption of other appropriate measures, ensure that such persons described above or each Party fulfil their duty of confidentiality.

7.4         协议终止后仍然有效

Survivorship

如本协议届满或因任何原因终止，本协议第七条的规定应继续有效。各 方应继续对本协议（以及依照本协议订立的所有协议或安排）的内容保密， 并应确保其各自的管理人员、雇员、代理人、专业顾问和其他顾问履行该保 密义务。在本协议届满或终止时，接受保密信息的一方应立即将披露方的所 有有形的（包括电子形式的）保密信息交还给该披露方，或以书面方式向该 披露方证明该等保密信息已全部销毁。

Upon the expiration or termination for any reason of this Agreement, provisions of Article 5 of this Agreement shall remain in force. All Parties shall continue  to   keep   the  content   of  this  Agreement   (and   all   agreements   or arrangements  entered  into  pursuant  to  this  Agreement)  confidential,  and  shall ensure that their respective officers, employees, agents, professional advisors and other consultants to perform the duty of confidentiality. Upon the expiration or termination of this Agreement, the Party receiving the Confidential Information shall promptly return all tangible (including in electronic form) Confidential Information to the disclosing Party, or prove in writing to the disclosing Party that the Confidential Information has been completely destroyed.

第八条              违约责任

ARTICLE 8 LIABILITY OF DEFAULT

8.1         违约事件

Event of default

无论是由于作为或是不作为，任何一方没有履行或没有完全履行或没有 适当履行本协议项下的任何义务，或者任何一方违反其在本协议项下的任何 保证，均构成违约事件。

Whether as a result of an act or omission, default by either Party, incomplete or inadequate fulfillment of obligations hereunder by either Party, or breach of any warranty hereunder by either Party, shall constitute an event of default.

8.2         重大违约事件

Major event of default

对于任何违约事件，如果其属于无法补救的且给任何一方造成重大损失 的，则其发生就构成重大违约事件；如果其属于可以补救的，但是在守约方 通知违约方后叁拾（30）日内违约方未能补救且给任何一方造成重大损失的， 则构成重大违约事件。包括但不限于：

For any event of default, if it is incurable and inflicts material loss to any Party hereto, then the occurrence of which constitutes a major event of default; if it is curable, yet the defaulting Party fails to remedy such a breach within thirty (30) days  after  receiving  written  notice  from  the  observant  Party  and  inflicts  a significant loss on either Party, then a major event of default is constituted. Major events of default include, but are not limited to:

8.2.1 转让方和核心技术团队的违约：

Default by the Transferor and the core technology team:

(1)	本协议签署后，转让方与任何其他第三方就本协议项下所涉 标的技术进行洽谈、谈判、接触或签约等行为；

After the signing of this Agreement, the Transferor discusses negotiates, contacts or concludes contracts with regard to the Underlying Technology hereunder with any other third parties.

(2)	因转让方或核心技术团队的原因未能在框架协议交割日或各 方达成一致的更长的期限完成交割；

Fail to deliver on the Closing Date of the Framework Agreement or within a longer time limit agreed upon by all Parties here to due to reasons of the Transferor or the core technical team;

(3)           转让方或核心技术团队违反了本协议项下的任何陈述和保证。

Breach of any of the representations and warranties hereunder by The Transferor or the core technical team.

8.2.2 受让方的违约

Default by the Transferee

(1)	在受让方及其关联方未履行本协议约定的对价支付义务之前， 受让方及其关联方破产或丧失履约能力；

Where the Transferee and its affiliated parties go bankrupt or lose their ability to perform prior to the performance of the obligation of payment of consideration by the Transferee or its affiliated parties stipulated hereunder;

(2)	由于受让方无法通过发股方内部审批或美国证券主管部门关 于向转让方发行股票的要求使得发股方无法根据本协议约定

向转让方发行股票，且经转让方书面催告后 30 日内仍未能采

取有效补救措施或替代解决方案；

Where the Transferee fails to pass the internal examination and approval of Issuer or the requirements of the competent United States securities authorities with regard to the issuance of stocks to  the  Transferor  which  renders  Issuer  incapable  of  stock issuance to the Transferor under this Agreement, and fails to take effective remedial measures or alternative solutions  within 30 days after a written notice from the Transferor;

(3)           受让方违反了本协议项下的任何陈述和保证。

Breach of any of the representations and warranties hereunder by the Transferee.

8.3         违约责任

Liability of default

8.3.1 发生 8.1 款的违约事件时，违约方应赔偿因其违约而给其他方 造成的一切实际的直接损失、损害、费用或责任。若各方都有 过错，则应根据实际的情况分别承担各自的责任和损失。为免 歧义，任何情况下，违约方不需赔偿其他方因该等违约而导致 的任何间接的或偶然的损失或损害、以及任何利润损失。

In  case  of  the  occurrence  of  event  of  default  provided  in Subsection 8.1 hereunder, the defaulting Party shall compensate all other Parties for all actual direct loss, damage, expense or liability as a result of its default. If all Parties are at fault, each Party shall assume its respective liabilities and loss according to the actual circumstances. For avoidance of doubt, under any circumstances, the defaulting Party does not need to compensate the other Party for any indirect or incidental loss or damage, or any loss of profits resulted from such default.

8.3.2 如果转让方或核心技术团队发生上述 8.2.1 款的重大违约事件 时，受让方有权解除本协议，返还转让方已经交付的标的技术
并要求转让方及其关联方将受让方及其关联方已经按照框架

协议及本协议约定支付的对价全部无条件地返还受让方，具体 包括：

In case of the occurrence of major event of default provided in Subsection 8.2.1 hereunder by the Transferor or the core technical team, the Transferee shall be entitled to the right to terminate this Agreement, return to the Transferor the Underlying Technology delivered and demand the Transferor and its affiliated parties to return unconditionally to the Transferee and its affiliated parties the   full   amount   of   consideration   which   has   been   paid   in accordance with the Framework Agreement and this Agreement, which, in particular, includes:

(1)	受让方和/或其关联方已经按照框架协议及本协议的约定向转 让方及其关联方支付的现金应当由转让方及或其关联方全部 返还；

The cash payment to the Transferor and its affiliated parties by the Transferee and its affiliated parties in accordance with the Framework Agreement and this Agreement shall be returned in full amount by the Transferor and/or its affiliated parties;

(2)	发股方依据框架协议及本协议约定已向转让方及其关联方发 行的所有股票，应由发股方按照票面价值（0.001 美元/股）回 购；

All the stock shares issued to the Transferor and its affiliated parties by the Transferee and its affiliated parties in accordance with the Framework Agreement and this Agreement shall be bought back by Issuer at the par value of ($ 0.001USD/Share;

(3)	根据框架协议以及本协议的约定将要支付的对价（包括股票 对价和现金对价），受让方有权不再支付；

The   Transferee   shall   have   to   right   to   stop   paying   the consideration    (including    stock    consideration    and    cash consideration) to be paid according to the Framework Agreement and this agreement;

(4)	转让方和核心技术团队应按照上述 8.3.1 条的约定在受让方发 出解除通知之日起的 30 日内向受让方赔偿其全部实际损失。

The Transferor and the core technical team shall compensate the Transferee all the actual loss inflicted within 30 days from the service of termination notice from the Transferee in accordance with the provisions of the above-mentioned Subsection 8.3.1.

8.3.3 如果受让方发生上述 8.2.2 款的重大违约事件时，转让方有权 解除本协议并要求受让方将已经收到的标的技术返还转让方：

In case of the occurrence of major event of default provided in Subsection 8.2.2 hereunder by the Transferee, the Transferor shall be entitled to the right to terminate this Agreement and demand the Transferee to return to the Transferor the Underlying Technology received:

(1)	如果本协议约定的交割已完成，受让方应采取一切可能的办 法，将标的技术立即返还给转让方，并承担由此产生的一切 合理费用；

If the delivery stipulated by this Agreement has been completed, the Transferee shall take all possible measures to return the Underlying Technology to the Transferor immediately, and bear all reasonable expenses thus incurred;

(2)	转让方及其关联方应将受让方或其关联方已经按照框架协议 和本协议的约定支付的全部对价返还受让方或其关联公司， 并不再要求受让方支付任何未付的对价（包括现金和股票）；

The   Transferor   and   its   affiliated   parties   shall   refund   the Transferee  or  its  affiliated  parties  the  consideration  in  full amount which have been paid in accordance with the Framework Agreement and this Agreement by the Transferee or its affiliated parties, and shall no longer require the Transferee to pay any unpaid consideration (including cash and stocks);

(3)	发股方依据框架协议及本协议已向转让方或其关联方发行的 所有股票，应由发股方按照票面价值（0.001 美元/股）回购；

All  the  stock  shares  issued  to  the  Transferor  or  its  affiliated parties by the Transferee and its affiliated parties in accordance with the Framework Agreement and this Agreement shall be bought back by Issuer at the par value of ($ 0.001USD/Share) ;

(4)	受让方应按照上述 8.3.1 条的约定在转让方发出解除通知之日 起的 30 日内向转让方支付其全部实际损失。

The Transferee shall compensate the Transferor all the actual loss inflicted within 30 days from the service of termination notice from the Transferor in accordance with the provisions of the above-mentioned Subsection 8.3.1.

第九条              适用法律与争议解决

ARTICLE 9 APPLICABLE LAW AND DISPUTE RESOLUTION

9.1         适用法律

Applicable law

本协议的订立、生效、解释、修订、补充、终止和执行均受中国的法律 管辖，并按其解释。

The execution, entry into force, interpretation, amendment, supplement, termination  and  enforcement  of  this  Agreement  shall  be  governed  by  and construed in accordance with the laws of the People's Republic of China.

9.2         争议解决

Dispute resolution

凡因本协议引起的或与本协议有关的任何争议，由双方协商解决。协商 不成时，争议事项应提交中国国际经济贸易仲裁委员会按照申请仲裁时该会 现行有效的仲裁规则在北京进行仲裁。仲裁裁决是终局的，对各方均有约束 力，任何一方可向有管辖权的法院申请强制执行。

Any dispute arising out of or in connection with this Agreement shall be resolved through negotiations between the Parties. Where negotiations fail, the dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing conducted in accordance with its current effective Rules of Arbitration. The arbitral award shall be final and binding upon all the Parties, and either Party may apply to a Court of competent jurisdiction for enforcement.

第十条              附则

ARTICLE 10                         SUPPLEMENTARY ARTICLES

10.1  通知

Notices

10.1.1
本协议下规定或拟作出的任何和全部通知、要求、命令或其 他通信应采取中文书面形式，并以以下一个或多个方式送出， 其送达有效日期为：(a)专人发送的为送达日，(b)传真发送的以 传真发送确认单上的日期为送达日，或(c)EMS 或其他快递发送 的，分别以交付给快递服务公司后之第四（4）个工作日或快 递服务公司可能向发件人书面确认的更早的送达日期为送达 日。所有通知、要求、命令和其他通讯应送至以下地址，或由 一方不时另行通知另一方的地址：

Any and all notices, requests, orders, or other communication required or permitted to be given hereunder shall take the form of written Chinese, and shall be delivered by one or more of the following ways, with the effective service date being: (a) the day when personally served, (b) the date shown on the confirmation slip  if  sent  through  facsimile,  or (c) for EMS or other  courier service respectively, the fourth ( 4th ) working day after the pick-up by the express delivery company or any other earlier date the express delivery company may confirm in written form with the sender. All notices, requests, orders and other communication shall be sent to the following addresses, or any address a Party may from time to time inform of the other Party:

(1)             对转让方：Cellular Immunity Tech Ltd.

联系人：寇中琛、李尧华

地址：Akara Bldg., 24 De Castro Street Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

电话：18801203416

To the Transferor: Cellular Immunity Tech Ltd.

Contact: Kou Zhongchen, LiYaohua

Address: Akara Bldg., 24 De Castro Street Wickhams Cay 1, Road Town ,Tortola, British Virgin Islands

Tel.: 18801203416

(2)           对受让方: Cellular Biomedicine Group HK, LTD

联系人：Erin Li

地址：Unit 402,4th Floor, Fairmont House, No.8, Cotton Tree Drive, Admiralty, Hong Kong

电话：（+852）35430322

To the Transferee: Cellular Biomedicine Group HK, LTD

Contact: Erin Li

Address: Unit 402,4th Floor, Fairmont House, No.8, Cotton Tree Drive, Admiralty, Hong Kong
Tel.: (+852) 35430322

10.2  费用和税费

Fees and taxes

10.2.1	各方应各自承担其为完成本协议项下交易而产生的费用，包 括起草、签署、送达和履行本协议及相关事务所发生的各项费 用等。

All Parties shall each bear its costs arising out of the completion of the Transaction hereunder, including the expenditure incurred for the drafting, execution, delivery and performance of this Agreement and the related matters and so on.

10.2.2             各方应各自承担其进行本协议项下交易所应承担的税费。

The  both  parties  shall  be  liable  for  their  own  taxes  in  the Transaction hereunder.

10.3  修订

Amendment

本协议（或其提及的任何文件）的修订，须以书面做出，并经各方或其 各自充分授权的代表签署并经过法律、法规规定的审批程序（如适用），方 为有效。

The amendment to this Agreement (or any of the instruments mentioned therein) shall be made in writing and shall be effective only after the signing by the Parties or the respective representatives with whole power and authority of the Parties, subject to the approval procedures stipulated by laws and regulations (if applicable).

10.4  可分割性

Severability

本协议任何一条款成为非法、无效或不可强制执行并不影响本协议其它 条款的合法性、有效性及可强制执行性。

In case any provision of this Agreement shall prove illegal, invalid or unenforceable，the legality，validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.5  完整协议

Entire Agreement

本协议及其附件构成双方就本协议所涉交易达成之全部合约，应作为一 个统一的有机的整体予以理解和履行并取代双方以前就该交易达成之任何口 头和书面协议、合约、备忘录、谈判、陈述、意向书和通信等。

The Agreement and its annex constitute the entire understanding and agreement between the parties as to the Transaction involved herein, and shall be construed and performed as a unified whole and shall supersede all prior agreements, contracts, memorandums, negotiations, representations, letters of intent, and communications between the Parties, whether oral or written, with respect to the Transaction.

10.6  权利放弃

Waiver of rights

本协议一方未行使或迟延行使本协议项下的权利和权力并不构成放弃这 些权利和权力，而部分行使这些权利和权力并不构成放弃行使任何其他权利 和权力。

No failure or delay by either Party to this Agreement in exercising any rights and power under this Agreement shall operate as a waiver thereof nor shall any partial exercise by any Party of any right and power preclude any exercise of any other right and power.

10.7  不可抗力

Force majeure

10.7.1	不可抗力是指不能预见、不能避免和不能克服的客观情况 (这些情况包括但不限于地震、台风、水灾、火灾、罢工、战争 或暴动）。如发生不可抗力事件并影响到一方履行本协议下的 任何义务，则在该不可抗力事件引致延误的期间内，该义务应 暂停履行，而其履行限期应按暂停时间长度而相应延长同一段 时间，而不因此引起任何惩罚。但是，声称发生不可抗力的一
方必须立即以书面方式通知另一方，而且，在不可抗力事件发

生后七（7）个工作日之内，或在电信中断的情况下自电信条 件恢复之日起七（7）个工作日之内，同时采用图文传真和快 递的方式，将不可抗力事件详情通知另一方，并应提供不可抗 力事件发生和持续时间的证明。

Force majeure refers to the unforeseeable, unavoidable and insurmountable circumstances (such circumstances include but not limited to, earthquake, typhoon, flood, fire, strike, war or riot). If such event of force majeure occurs and affects the performance of a Party of any obligation under this Agreement, the obligation affected shall be suspended within the duration of the delay caused by   the   event   of   force   majeure,   and   the   deadline   for   the performance of the affected obligation shall be extended for a period equivalent to the delay caused by the event without giving rise to any punishment. Notwithstanding, the Party claiming force majeure  must  notify  the  other  Party  in  writing  promptly,  and, within seven (7) working days from the occurrence of the event of force majeure, or within seven (7) working days from the restoration of telecommunication conditions in case of telecommunication disruptions, inform, by way of facsimile and express delivery, the other Party the details of the event of force majeure, and provide proof of the occurrence and duration of the event of force majeure.

10.7.2	如果声称发生不可抗力的一方未能根据以上规定通知另一 方并提供适当证明，则不得免除该方未能履行其在本协议项下 义务的责任。受不可抗力事件影响的一方应作出合理的努力， 以最大程度地减轻该不可抗力事件造成的后果，并在该不可抗 力事件结束后尽快恢复履行所有有关义务。如受不可抗力影响 的一方在因不可抗力而暂停履行义务的理由消失后未能恢复 履行有关义务，该方应就此向另一方承担责任。

If the Party claiming force majeure fails to inform the other Party in accordance with the provisions mentioned above and provide appropriate proof, then the Party shall not be exempted of the liability for failure of obligation performance hereunder. The Party affected by the force majeure event shall use all reasonable endeavors to minimize the consequences of the event of force majeure, and, to fulfil all the relevant obligations as soon as possible upon the end of the event of force majeure. If the Party affected by force majeure fails to resume the performance of obligations related upon the disappearance of the reason for suspension of obligation performance, the Party shall be liable for the other Party.

10.7.3	不可抗力事件发生时，各方应立即互相协商，以求达致公平 解决方案，并须做出一切合理努力，尽量最大程度地减轻该不 可抗力事件造成的后果。

Upon the occurrence of event of force majeure, the Parties shall consult with each other immediately in order to come up with a fair solution, and shall use all reasonable endeavors to minimize the consequences of the event of force majeure.

10.8  不得转让

No assignment

除非本协议各方另有书面约定，否则任何一方在未经另一方事先书面同 意之前，不得将本协议或本协议项下的任何权利、利益或义务转让。

Unless otherwise agreed in writing by Parties to this Agreement, no Party shall  assign  this  Agreement  or  any  rights,  interests  or  obligations  hereunder without prior written consent of the other Party.

10.9  继承人和受让人

Successors and assigns

在遵守第 10.8 条规定的前提下，本协议系为各方及其各自的继承人和认 可受让人的利益而签署，并应对其具有约束力。

Subject to the compliance with the provisions of Subsection 8.8, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.10 无第三方受益人

No third party beneficiary

本协议条文（不论是明示的或暗示的）均不得解释为其目的或其内容是 为向本协议所规定的各方以外的任何人士或实体，赋予或给予本协议项下或 因本协议而享有的权利、救济或其他利益。

No provision (whether express or implied) of this Agreement shall be construed as if the purpose or content of which is an intent to confer or grant any rights, remedies or other benefits under or in connection with this Agreement to any person or entity other than those set forth in this Agreement.

10.11 生效和文本

Entry into force and text

10.11.1 本协议经各方授权代表签署后生效，将作为框架协议的附件 2A。本协议未规定的内容均应以框架协议为准。

This Agreement shall enter into force upon signature of the authorized representatives of the Parties hereto. This Agreement shall be annexed as Appendix 2A to the Framework Agreement.

10.11.2 本协议以中英文两种语言签署。如果中英文出现不一致，应 以中文为准。

The Agreement shall be signed by both Chinese and English. In case of inconsistencies in both languages, Chinese version shall prevail.

10.11.3 本协议签署五份正本，各方各执一份，另一份用于办理相关 变更登记手续。每一份在签署和递交后均应视为原件，但全部 该等文本将共同组成唯一的和同一的文件。

This Agreement shall be executed in five original copies, with each Party holding one copy and the other for application of relevant registration alteration procedures. Each copy shall be deemed an original after the execution and delivery, but the entire such text shall constitute the sole and the same instrument.

（本页以下无正文）

(The remainder of this page carries no main text.)

［本页无正文，为本协议签字页］

[Signature page only. No main text on this page.]

各方兹确认，上述内容准确表达了各方的一致意思，本协议各方已令各自的授权 代表于文首页所载日期签署本协议，以资佐证。

IN WITNESS WHEREOF, the Parties hereto confirm hereby that the proceeding paragraphs accurately express their consensus agreement and have executed this Agreement by their duly authorised representatives the day and year first above written.

转让方/ The Transferor：

公章/ Official seal：

授权代表人（签字）/Authorized representative (signature)：/s/ Kou Zhongchen
    寇中琛/KouZhongchen

核心技术团队/Core technical team：

寇中琛（签字）/KouZhongchen (Signature)：/s/ Kou Zhongchen
李尧华（签字）/LiYaohua (Signature)：/s/ Li Haohua

受让方/The Transferee：Cellular Biomedicine Group HK, LTD

公章/Official seal：

授权代表人（签字）/Authorized representative (signature)：   /s/ Cao Wei
曹卫/Cao Wei

发股方：CELLULAR BIOMEDICINE GROUP, INC.

公章/Official seal：

授权代表人（签字）/Authorized representative (signature)：/s/ Cao Wei
曹卫/Cao Wei

附录1 核心技术清单

APPENDIX I                         LIST OF CORE TECHNOLOGIES

非专利技术

Non-patented technology

  1.   免疫细胞（包括 TCM 和 DC）治疗技术及相关方法、配方、标准流程及相关 技术秘密

Immunocyte (including TCM and DC) treatment technology and related methods, formulas, standard processes and related know-how

2.   免疫功能评价与检测技术

Immunological function evaluation and detection techniques

附录2 标的技术交割清单

APPENDIX II   DELIVERY MANIFEST OF THE UNDERLYING TECHNOLOGY

Check List of Florida Project

No.	Projects			Complete
1	3rd party experts’ opinion on TCR Clonality test and TCM technique 第三方专家对 T 细胞抗原受体（TCR）克隆性实验以及 (TCM)技术			Yes	No
	1.1	Expert Letter from Peking Union Medical College Hospital 北京协和医院专家意见函		☐	☐
	1.2	Expert Letter of Tongji Hospital of Tongji University 同济大学附属医院专家意见函		☐	☐
	1.3	Partial publications on TCM and clonality in Immunotherapy 免疫疗法领域关于 TCM 以及克隆性的部分出版物		☐	☐
2	IP coverage 知识产权有关内容
	2.1	Patents 专利
		2.1.1	China patent on TCR analysis for HIV drug evaluation 使用 TCR 分析法用于评估 HIV 药物的中国专利	☐	☐
		2.1.2	US patent on TCR quantification 美国专利中关于 TCR 的定量分析	☐	☐
	2.2	SOPs of preparing TCR test, and prep for TCM and DC TCR 实验以及准备 TCM、DC 的标准操作流程
		2.2.1	SOPs for MYC I MYC I 的标准操作流程	☐	☐
		2.2.2	SOPs for MYC II MYC II 的标准操作流程	☐	☐
		2.2.3	SOPs for MYC I + DC MYC I + DC 的标准操作流程	☐	☐
		2.2.4	SOPs for MYC II + DC MYC II + DC 的标准操作流程	☐	☐
		2.2.5	SOPs for DC DC 的标准操作流程	☐	☐
		2.2.6	SOPs for TCR test kit TCR 试验的标准操作流程	☐	☐
	2.3	GMP policy 生产质量管理规范		☐	☐
	2.4	Summary of 221 patients’ observation and record: to show correlation between TCR analysis result and clinical manifestation, for example, no recurrence in 9 bladder cancer patients. 221 位病人的观察报告： TCR 细胞分析结果与病人临床表现的关联性，如 9 位膀胱癌患者未 出现复发迹象。		☐	☐

[Note]             TCM : Central memory T cells